SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                         Date of Report: April 27, 2004
                        (Date of Earliest Event Reported)

                           Jefferson-Pilot Corporation
             (Exact name of registrant as specified in its charter)

        North Carolina               1-5955                     56-0896180
(State or other jurisdiction      (Commission                (I.R.S. Employer
      of incorporation)           File Number               Identification No.)

            100 North Greene Street, Greensboro, North Carolina   27401
                 (Address of principal executive offices)       (Zip Code)

                                 (336) 691-3000
              (Registrant's telephone number, including area code)

Item 5. Other Events

This Form 8-K is being filed to comply with the SEC requirement that the Earnings Press Release be filed with or furnished to the SEC. JP's Earnings Press Release for the first quarter of 2004, issued after the NYSE close on April 27, 2004, is being filed as Exhibit 99 to this Form 8-K.

Item 7. Exhibits

Exhibit 99 - Press Release of Jefferson-Pilot Corporation issued April 27, 2004, reporting financial results for the first quarter 2004.

This Form 8-K is also being posted on JP's corporate website www.jpfinancial.com.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                             JEFFERSON-PILOT CORPORATION

                                             By:    /s/ Robert A. Reed
                                             -----------------------------------
                                             Name:  Robert A. Reed
                                             Title: Vice President

Dated: April 27, 2004

                                  EXHIBIT INDEX

Exhibit      Description
-------      -----------

99 Press Release of Jefferson-Pilot Corporation issued April 27, 2004 reporting financial results for the first quarter 2004.